UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2004

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        0-12957                 22-2372868
(State or other jurisdiction of           (Commission             (IRS Employer
         incorporation)                   File Number)           Identification)

                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (908) 541-8600

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          (Former name or former address, if changed since last report)

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a
Provision of the Code of Ethics

On September 16, 2004, the Board of Directors adopted an amendment to the Registrant's Code of Conduct to permit employees of the Registrant to pursue business activities outside of their employment with the Registrant to the extent such activities do not, as determined by the Board of Directors in each case, conflict or interfere with the full performance of their duties as employees of the Registrant. Previously, the Code of Conduct prohibited employees from engaging in any business activity outside of their employment with the Registrant. This amendment did not relate to any current activities of any director or executive officer of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2004


                                        By:  /s/ Kenneth J. Zuerblis
                                            -------------------------------
                                            Kenneth J. Zuerblis
                                            Vice President, Finance and
                                            Chief Financial Officer